UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2007

INFOTEC BUSINESS SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-90618

(Commission File Number)

98-0358149

(IRS Employer Identification No.)

230, 1152 Mainland Street, Vancouver, BC V6B 2X4

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (604) 484-4966

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Effective January 29, 2007 we entered into a World Wide International Development Agreement with MMAWL.com, Wallid Ismail and Wallid Ismail Promocoes E Eventos Ltda-Epp (“Wallid”), wherein Wallid will provide us with martial arts athletic entertainment for streaming on the internet for a period of three years expiring on January 29, 2010. As payment under the agreement we will provide Wallid with the following:

- 50% of all gross income or a minimum payment of US$15,000, whichever is greater;

- US$1,000,000 within 60 days of the execution of the agreement, payable in cash or shares. Provided that at least US$500,000 be paid in cash; and

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- 10,000,000 shares on execution of the agreement as a signing bonus.

Item 3.02. Unregistered Sales of Equity Securities

Effective January 24, 2007, we issued two $100,000 10% convertible debenture to TOV Trust. All of any portion of the amounts due under the debentures, which matures on January 24, 2010, may be converted at any time, at the option of the holder, into 4,000,000 common shares of our company at a deemed conversion price of $0.025 per share.

We have agreed to issue 10,000,000 shares to Wallid Ismail as a signing bonus in connection with the World Wide International Development Agreement dated January 29, 2007.

We have agreed to issue 20,000,000 shares to our president, Arthur Griffiths, as a signing bonus in connection with an Executive Employment Agreement dated April 1, 2006, as amended January 21, 2007.

The debentures and shares issued to Mr. Ismail were issued to two accredited investors pursuant to exemptions from registration as set out in Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended and to one investor, Mr. Griffiths, who is a non U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933. No advertising or general solicitation was employed in offering the securities.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
10.1	Form of 10% Convertible Note dated January 24, 2007 issued by our company to TOV Trust
10.2	World Wide International Development Agreement dated January 29, 2007 between our company and MMAWL.com, Wallid Ismail and Wallid Ismail Promocoes E Eventos Ltda-Epp
10.3	Executive Employment Contract between our company and Arthur Griffiths dated April 1, 2006, as amended January 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOTEC BUSINESS SYSTEMS, INC.

/s/ Arthur Griffiths

Arthur Griffiths

President, CEO and director

Date: February 22, 2007

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